[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]

                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) HIGH
                              INCOME SERIES

MFS(R) HIGH INCOME SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
                                                         Massachusetts Financial Services Company
Jeffrey L. Shames* - Chairman and Chief Executive        500 Boylston Street
Officer, MFS Investment Management(R)                    Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private investor and           DISTRIBUTOR
trustee                                                  MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+ - Private investor and real            Boston, MA 02116-3741
estate consultant; Vice Chairman, Capitol
Entertainment Management Company (video franchise)       INVESTOR SERVICE
                                                         MFS Service Center, Inc.
CHAIRMAN AND PRESIDENT                                   P.O. Box 2281
Jeffrey L. Shames*                                       Boston, MA 02107-9906

PORTFOLIO MANAGER                                        For additional information,
Bernard A. Scozzafava*                                   contact your investment professional.

TREASURER                                                CUSTODIAN
James O. Yost*                                           State Street Bank and Trust Company

ASSISTANT TREASURERS                                     WORLD WIDE WEB
Mark E. Bradley*                                         www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, Initial Class shares of the series provided a total return of 0.25% and Service Class shares 0.34%. These returns include the reinvestment of any distributions and compare to a return of -1.66% for the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. The series' returns also compare to returns of -1.21% and -1.91%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Fund Index. The Lehman Index is an unmanaged index of noninvestment-grade corporate debt. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

The high-yield market remained plagued by a number of difficulties during most of the period. First, high-yield portfolios experienced approximately $6.5 billion in outflows this year, which hurt demand for high-yield securities. Second, while default rates have recently come down a bit, they remained relatively high during the period. Finally, concerns about inflation and unsustainable economic growth kept investors nervous about future interest-rate hikes. On a more positive note, we've recently started to see money flowing back into the high-yield market as the interest-rate environment has improved and investors are being drawn to some extremely attractive yields relative to U.S. Treasury and investment-grade bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity)

In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmarks benefited from favorable security selection and industry diversification. During the second quarter of 2000, many telecommunications and media securities experienced a dramatic selloff along with the equity market. However, our holdings in these sectors, as well as holdings in industries such as gaming and industrial manufacturing, held up well during the period. We maintained our positions in telecommunications bonds, and it remained the largest industry exposure in the portfolio. Companies such as Nextel and Esat Holdings Ltd. are two of the series' larger holdings and provided a positive contribution to performance. Our position in Nextel Communications provided steady gains due to persistent strength in wireless subscriber growth. Our holding in Esat Holdings Ltd., provided a nice boost to performance after it was bought out by British Telecom. We also weren't afraid to take some profits in energy company bonds, as oil and natural gas prices reached historically high levels.

In addition to favorable security selection, our successful avoidance of the credit problems and bankruptcies that hurt a variety of industries helped the series' performance. The key to avoiding credit defaults is in-depth research, and we believe MFS' research capabilities are second to none in the industry. MFS(R) High Income Series is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. We carefully measure and manage the underlying financial stability of each company we hold in the portfolio. Similar to our equity research, it's an intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return. Our holding in U.S. Can Corp., one of the world's largest aerosol can manufacturers, is a good example of a bond that met our stringent investment criteria and benefited the series' performance. The company's management instituted a number of cost-saving efficiencies in their plants, which improved profitability and cash flow. The company then began to buy back their bonds, which resulted in substantial price appreciation.

After telecommunications, our second largest exposure was in media. Core holdings included cable television and radio entities such as Charter Communications, one of the fastest-growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

In many ways, we view telecom and media as defensive industries that offer attractive growth and income opportunities. Most people are not going to turn off their cable or mobile phones if the economy slows down. On the other hand, some of the big-ticket capital items such as industrial machinery, building materials, and autos may experience a slow down in business and consumer spending due to higher interest rates. Given the current economic environment, we like the telecom and media sectors, and we've maintained our significant exposure to these industries. We've taken some money off the table in some of the more cyclical industries such as steel and paper packaging, as well as in general manufacturing. We increased holdings in gaming bonds, which we also view as a somewhat defensive industry. These securities have gained ground because there are fewer and fewer regions of the country that permit gaming, and we believe these companies will continue to produce exceptional earnings and cash flow growth.

Looking ahead, we're cautiously optimistic regarding a recovery in high-yield securities. While it's difficult to rule out further volatility given the uncertain interest-rate environment, the high-income market has been weak for quite some time now. Yield spreads, the yield difference between noninvestment-grade debt and Treasuries, have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities in our view. In addition, we believe the economy will remain healthy and corporate earnings will remain strong. And, ultimately, the high-yield market tracks corporate earnings.

    Respectfully,

/s/ Bernard A. Scozzafava

    Bernard A. Scozzafava
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Bernard A. Scozzafava is Senior Vice President of MFS Investment
Management(R). He is portfolio manager of the High Yield Series offered through MFS(R)/Sun Life annuity products and MFS(R) High Income Series (part of MFS(R) Variable Insurance Trust(SM)).

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York. Mr. Scozzafava is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features.

Commencement of investment operations: July 26, 1995

Class inception: Initial Class  July 26, 1995
                 Service Class  May 1, 2000

Size: $63.2 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                            6 Months        1 Year       3 Years         Life*
------------------------------------------------------------------------------
Cumulative Total Return       +0.25%        +1.67%       +13.31%       +42.42%
------------------------------------------------------------------------------
Average Annual Total Return      --         +1.67%       + 4.25%       + 7.43%
------------------------------------------------------------------------------

SERVICE CLASS
                            6 Months        1 Year       3 Years         Life*
------------------------------------------------------------------------------
Cumulative Total Return       +0.34%        +1.76%       +13.42%       +42.55%
------------------------------------------------------------------------------
Average Annual Total Return      --         +1.76%       + 4.29%       + 7.45%
------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, July 26, 1995, through June 30, 2000.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Bonds - 89.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 75.8%
  Aerospace - 2.9%
    Airplane Pass-Through Trust, 10.875s, 2019+                         $    74             $    60,180
    Argo Tech Corp., 8.625s, 2007                                           230                 161,000
    BE Aerospace, Inc., 9.875s, 2006                                        170                 160,650
    BE Aerospace, Inc., 8s, 2008                                             90                  76,050
    K & F Industries, Inc., 9.25s, 2007                                     525                 496,125
    L-3 Communications Corp., 10.375s, 2007                                 400                 407,000
    MOOG, Inc., 10s, 2006                                                   355                 353,225
    United Defense Industries, Inc., 8.75s, 2007                            100                  92,500
                                                                                            -----------
                                                                                            $ 1,806,730
-------------------------------------------------------------------------------------------------------
  Building Materials - 4.0%
    AAF-McQuay, Inc., 8.875s, 2003                                      $   125             $   107,500
    American Standard, Inc., 7.375s, 2008                                   340                 308,550
    Building Materials Corp., 8.625s, 2006                                  470                 408,900
    Formica Corp., 10.875s, 2009                                            375                 292,500
    MMI Products, Inc., 11.25s, 2007                                        300                 295,500
    Nortek, Inc., 9.875s, 2004                                               80                  75,800
    Nortek, Inc., 9.25s, 2007                                               370                 345,950
    Nortek, Inc., 8.875s, 2008                                               60                  54,300
    Schuff Steel Co., 10.5s, 2008                                            60                  41,400
    Williams Scotsman, Inc., 9.875s, 2007                                   625                 562,500
                                                                                            -----------
                                                                                            $ 2,492,900
-------------------------------------------------------------------------------------------------------
  Business Services - 0.8%
    Anacomp, Inc., 10.875s, 2004                                        $   370             $   229,400
    Iron Mountain, Inc., 10.125s, 2006                                       95                  95,000
    Pierce Leahy Corp., 11.125s, 2006                                        49                  50,348
    Pierce Leahy Corp., 9.125s, 2007                                        125                 117,500
                                                                                            -----------
                                                                                            $   492,248
-------------------------------------------------------------------------------------------------------
  Chemicals - 2.9%
    Huntsman ICI Holdings, 10.125s, 2009                                $   485             $   487,425
    Lyondell Chemical Co., 9.625s, 2007                                     125                 123,750
    Lyondell Chemical Co., 9.875s, 2007                                     350                 346,500
    Lyondell Chemical Co., 10.875s, 2009                                    135                 133,987
    Sovereign Specialty Chemicals, 11.875s, 2010##                          255                 262,650
    Sterling Chemicals, Inc., 11.75s, 2006                                   95                  76,950
    Sterling Chemicals, Inc., 12.375s, 2006                                 200                 208,000
    Sterling Chemicals, Inc., 11.25s, 2007                                  235                 185,650
                                                                                            -----------
                                                                                            $ 1,824,912
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.1%
    General Binding Corp., 9.375s, 2008                                 $   150             $    97,500
    Kindercare Learning Centers, Inc., 9.5s, 2009                           280                 257,600
    Polaroid Corp., 11.5s, 2006                                             145                 150,800
    Polymer Group, Inc., 9s, 2007                                           375                 318,750
    Remington Products Co. LLC, 11s, 2006                                    75                  63,375
    Samsonite Corp., 10.75s, 2008                                           440                 366,300
    Sealy Mattress Co., 9.875s, 2007                                        400                 382,000
    Simmons Co., 10.25s, 2009                                               390                 346,125
    Synthetic Industries, Inc., 13s, 2000                                   245                 241,325
    Westpoint Stevens, Inc., 7.875s, 2005                                   125                 104,375
    Westpoint Stevens, Inc., 7.875s, 2008                                   350                 278,250
                                                                                            -----------
                                                                                            $ 2,606,400
-------------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 4.9%
    Applied Extrusion Technologies, Inc., 11.5s, 2002                   $   350             $   352,625
    Atlantis Plastics, Inc., 11s, 2003                                       90                  89,663
    Ball Corp., 8.25s, 2008                                                 350                 327,250
    Buckeye Cellulose Corp., 8.5s, 2005                                     190                 181,925
    Buckeye Cellulose Corp., 9.25s, 2008                                     35                  35,087
    Buckeye Technologies, Inc., 8s, 2010                                    100                  90,750
    Gaylord Container Corp., 9.75s, 2007                                    275                 214,500
    Gaylord Container Corp., 9.875s, 2008                                   375                 243,750
    Huntsman Packaging Corp., 13s, 2010##                                   110                 113,300
    Riverwood International Corp., 10.25s, 2006                             275                 261,250
    Riverwood International Corp., 10.875s, 2008                             20                  17,400
    Silgan Holdings, Inc., 9s, 2009                                         525                 496,125
    Speciality Paperboard, Inc., 9.375s, 2006                               125                 120,000
    U.S. Can Corp., 10.125s, 2006                                           345                 352,762
    U.S. Timberlands, 9.625s, 2007                                          240                 211,200
                                                                                            -----------
                                                                                            $ 3,107,587
-------------------------------------------------------------------------------------------------------
  Energy - 4.8%
    Cheasapeake Energy Corp., 9.625s, 2005                              $   480             $   469,200
    Clark Refining & Marketing, Inc., 8.625s, 2008                          160                 125,600
    Clark USA, Inc., 10.875s, 2005                                          215                 118,250
    Continental Resources, Inc., 10.25s, 2008                               200                 179,000
    Forest Oil Corp., 10.5s, 2006                                           275                 279,812
    HS Resources, Inc., 9.25s, 2006                                         225                 220,500
    Ocean Energy, Inc., 8.875s, 2007                                        465                 462,675
    P&L Coal Holdings Corp., 9.625s, 2008                                   600                 556,500
    Pioneer Natural Resources Co., 9.625s, 2010                             245                 252,350
    Pride International, Inc., 10s, 2009                                     30                  30,750
    R & B Falcon Corp., 9.5s, 2008                                          350                 351,750
                                                                                            -----------
                                                                                            $ 3,046,387
-------------------------------------------------------------------------------------------------------
  Entertainment
    American Skiing Co., 12s, 2006                                      $    25             $    21,000
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.4%
    Willis Corroon Corp., 9s, 2009                                      $   285             $   238,688
-------------------------------------------------------------------------------------------------------
  Gaming and Hotels - 7.3%
    Agrosy Gaming Co., 10.75s, 2009                                     $   400             $   415,000
    Aztar Corp., 8.875s, 2007                                               445                 418,300
    Boyd Gaming Corp., 9.5s, 2007                                           675                 648,000
    Coast Hotels & Casinos, Inc., 9.5s, 2009                                555                 530,025
    Eldorado Resorts LLC, 10.5s, 2006                                        50                  49,875
    HMH Properties, Inc., 8.45s, 2008                                       300                 277,875
    Hollywood Park, Inc., 9.25s, 2007                                       255                 253,725
    Horseshoe Gaming LLC, 8.625s, 2009                                      415                 390,100
    Isle of Capri Casinos, Inc., 8.75s, 2009                                375                 345,000
    MGM Grand, Inc., 9.75s, 2007                                            420                 426,300
    Prime Hospitality Corp., 9.75s, 2007                                    275                 264,000
    Santa Fe Hotel, Inc., 11s, 2000                                          65                  64,025
    Station Casinos, Inc., 8.875s, 2008                                     450                 423,000
    Station Casinos, Inc., 9.875s, 2010##                                   105                 105,525
                                                                                            -----------
                                                                                            $ 4,610,750
-------------------------------------------------------------------------------------------------------
  Industrial - 3.9%
    Allied Waste North America, Inc., 7.625s, 2006                      $   130             $   113,100
    Allied Waste North America, Inc., 10s, 2009                              50                  42,250
    Blount, Inc., 13s, 2009                                                 250                 255,000
    Columbus Mckinnon Corp., 8.5s, 2008                                     315                 274,050
    Day International Group, Inc., 11.125s, 2005                             50                  48,750
    Hayes Wheels International, Inc., 11s, 2006                             310                 304,575
    Haynes International, Inc., 11.625s, 2004                               375                 262,500
    IMO Industries, Inc., 11.75s, 2006                                      200                 200,000
    International Knife & Saw, Inc., 11.375s, 2006                          100                  52,000
    Motors & Gears, Inc., 10.75s, 2006                                       90                  86,625
    Newcor, Inc., 9.875s, 2008                                              125                  37,500
    Numatics, Inc., 9.625s, 2008                                            165                 132,000
    Oxford Automotive, Inc., 10.125s, 2007                                  125                 118,750
    Simonds Industries, Inc., 10.25s, 2008                                  225                 184,781
    Thermadyne Holdings Corp., 0s to 2003, 12.5s to 2008                    625                 225,000
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008                    150                 115,313
                                                                                            -----------
                                                                                            $ 2,452,194
-------------------------------------------------------------------------------------------------------
  Media - 12.6%
    Acme Television LLC, 0s to 2000, 10.875s to 2004                    $   265             $   253,075
    Adelphia Communications Corp., 8.375s, 2008                             550                 484,000
    Allbritton Communications Co., 9.75s, 2007                              160                 152,000
    Benedek Communications Corp., 0s to 2001, 13.25s to 2006                380                 296,400
    CD Radio Inc., 14.5s, 2009                                               50                  46,000
    Chancellor Media Corp., 8.75s, 2007                                     200                 200,250
    Chancellor Media Corp., 8s, 2008                                        350                 351,312
    Charter Communications Holdings, 8.25s, 2007                            575                 508,875
    Charter Communications Holdings, 0s to 2004, 9.92s to 2011              325                 186,875
    Citadel Broadcasting Co., 9.25s, 2008                                   335                 326,625
    Classic Cable, Inc., 10.5s, 2010                                        175                 161,438
    CSC Holdings, Inc., 8.125s, 2009                                        330                 320,783
    Cumulus Media, Inc., 10.375s, 2008                                      255                 221,850
    Echostar DBS Corp., 9.375s, 2009                                        325                 313,625
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                            200                 199,000
    Frontiervision Operating Partnership LP, 11s, 2006                      250                 252,500
    Golden Books Publishing, Inc., 10.75s, 2004#                             44                  19,575
    Granite Broadcasting Corp., 10.375s, 2005                                55                  52,250
    Granite Broadcasting Corp., 8.875s, 2008                                 50                  42,250
    Hollinger International Publishing, 9.25s, 2007                         290                 285,650
    Insight Midwest, 9.75s, 2009                                            460                 450,800
    Liberty Group Operating, Inc., 9.375s, 2008                              45                  41,400
    LIN Holdings Corp., 0s to 2003, 10s to 2008                             985                 640,250
    Marvel Holdings, Inc., 0s, 1998 **(+)                                   185                       0
    NTL Communications Corp., 0s to 2003, 12.375s to 2008                   490                 320,950
    NTL Communications Corp., 0s to 2004, 9.75s to 2009               GBP   250                 196,638
    NTL, Inc., 0s to 2003, 9.75s to 2008                                $   510                 318,750
    Paxson Communications Corp., 11.625s, 2002                              510                 521,475
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008                     405                 283,500
    World Color Press, Inc., 7.75s, 2009                                    135                 126,340
    XM Satellite Radio, Inc., 14s, 2010##                                   300                 264,000
    Young Broadcasting, Inc., 8.75s, 2007                                   150                 137,250
                                                                                            -----------
                                                                                            $ 7,975,686
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Alaris Medical Systems, Inc., 9.75s, 2006                           $   265             $   174,900
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008                       175                  26,250
    Prime Medical Services, Inc., 8.75s, 2008                               325                 269,750
    Tenet Healthcare Corp., 8s, 2005                                        300                 287,250
                                                                                            -----------
                                                                                            $   758,150
-------------------------------------------------------------------------------------------------------
  Metals and Minerals - 2.9%
    AK Steel Holdings Corp., 9.125s, 2006                               $   270             $   258,525
    Commonwealth Aluminum Corp., 10.75s, 2006                               195                 193,050
    Doe Run Resources Corp., 11.25s, 2005                                   150                  57,000
    Jorgensen (Earle M.) Co., 9.5s, 2005                                    300                 279,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                          350                 336,000
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         100                  95,000
    LTV Corp., 11.75s, 2009                                                 250                 210,000
    Metal Management, Inc., 10s, 2008                                       275                 137,500
    NS Group, Inc., 13.5s, 2003                                             125                 128,437
    WCI Steel, Inc., 10s, 2004                                              150                 142,125
                                                                                            -----------
                                                                                            $ 1,836,637
-------------------------------------------------------------------------------------------------------
  Retail - 2.1%
    Duane Reade, Inc., 9.25s, 2008                                      $   425             $   384,094
    Finlay Enterprises, Inc., 9s, 2008                                      200                 179,000
    Finlay Fine Jewelry Corp., 8.375s, 2008                                  75                  67,500
    J Crew Group, Inc., 0s to 2002, 13.125s to 2008                          50                  27,125
    J.Crew Operating Corp., 10.375s, 2007                                   410                 356,700
    Musicland Group, Inc., 9s, 2003                                         235                 213,850
    Musicland Group, Inc., 9.875s, 2008                                     150                 120,000
                                                                                            -----------
                                                                                            $ 1,348,269
-------------------------------------------------------------------------------------------------------
  Supermarkets - 0.1%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**                  $   140             $    30,625
    Jitney-Jungle Stores of America, Inc., 10.375s, 2007**                   35                     613
    Pathmark Stores, Inc., 11.625s, 2002**                                  175                  54,250
                                                                                            -----------
                                                                                            $    85,488
-------------------------------------------------------------------------------------------------------
  Telecommunications - 20.1%
    Adelphia Communications Corp., 9.375s, 2009                         $   105             $    97,388
    Allegiance Telecommunications, Inc., 0s to 2003, 11.75s to 2008         300                 216,000
    Allegiance Telecommunications, Inc., 12.875s, 2008                      125                 135,313
    AMSC Acquisition Co., Inc., 12.25s, 2008                                285                 222,300
    Centennial Cellular Operating Co., 10.75s, 2008                         500                 487,500
    Crown Castle International Corp., 10.75s, 2011                          625                 634,375
    Dobson Communications Corp., 10.875s, 2010##                            190                 190,475
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008                           250                 105,313
    Exodus Communications, Inc., 11.25s, 2008                               265                 262,350
    Exodus Communications, Inc., 10.75s, 2009                               100                  96,500
    Exodus Communications, Inc., 11.625s, 2010##                            285                 286,425
    Focal Communications Corp., 0s to 2003, 12.125 to 2008                  190                 128,250
    Focal Communications Corp., 11.875s, 2010##                             290                 292,175
    Global Crossing Holdings Ltd., 9.625s, 2008                             485                 472,875
    Globix Corp., 12.5s, 2010                                               160                 132,800
    Hyperion Telecommunications, Inc., 12.25s, 2004                          40                  40,600
    Hyperion Telecommunication, Inc., 12s, 2007                             250                 232,500
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                           320                 264,800
    Intermedia Communications, Inc., 8.875s, 2007                           375                 352,500
    Intermedia Communications, Inc., 0s to 2002, 11.25 to 2007              150                 117,000
    ITC Deltacom, Inc., 11s, 2007                                           111                 111,000
    ITC Deltacom, Inc., 9.75s, 2008                                         360                 342,000
    Leap Wireless International, Inc., 0s to 2005, 14.5s
      to 2010 (Telecommunications)##                                         25                  11,000
    Level 3 Communications, Inc., 9.125s, 2008                              925                 830,187
    Madison River, 13.25s, 2010##                                           110                  99,000
    Metromedia Fiber Network, Inc., 10s, 2008                               330                 325,875
    Metromedia Fiber Network, Inc., 10s, 2009                               350                 346,500
    MGC Communications, Inc., 13s, 2010##                                   425                 395,250
    MJD Communications, Inc., 9.5s, 2008                                    190                 169,100
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007                   50                  37,500
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008                  985                 726,437
    Nextel International, Inc., 0s to 2003, 12.125 to 2008                  385                 252,175
    Nextlink Communications, Inc., 9.625s, 2007                              25                  23,500
    Nextlink Communications, Inc., 10.75s, 2009                             530                 524,700
    Nextlink Communications, Inc., 0s to 2004, 12.25s to 2009               175                 108,500
    Northeast Optic Network, 12.75s, 2008                                   100                  95,500
    Northpoint Commerce Group, Inc., 12.875s, 2010##                        170                 119,000
    PSINET, Inc., 10.5s, 2006                                               250                 230,000
    PSINET, Inc., 11s, 2009                                                 625                 581,250
    Rural Cellular Corp., 9.625s, 2008                                      100                  97,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s to 2008                     175                 121,625
    Spectrasite Holdings, Inc., 0s to 2004, 11.25s to 2009                  625                 365,625
    Spectrasite Holdings, Inc., 10.75s, 2010##                              100                  99,750
    Time Warner Telecommunications LLC, 9.75s, 2008                         400                 388,000
    United International Holdings, 0s to 2003, 10.75s to 2008               785                 525,950
    Verio, Inc., 10.375s, 2005                                               50                  53,250
    Verio, Inc., 10.625s, 2009                                              150                 166,312
    Viatel, Inc., 11.25s, 2008                                              350                 259,000
    Viatel, Inc., 0s to 2003, 12.5s to 2008                                 150                  70,500
    Voicestream Wireless Corp., 10.375s, 2009                               275                 283,250
    Western Wireless Corp., 10.5s, 2007                                     200                 206,000
                                                                                            -----------
                                                                                            $12,732,175
-------------------------------------------------------------------------------------------------------
  Utilities - 0.8%
    International Utility Structures, 10.75s, 2008                      $   235             $   192,700
    NRG Energy South Central, 8.962s, 2016                                  300                 301,050
                                                                                            -----------
                                                                                            $   493,750
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $47,929,951
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 13.3%
  Bermuda - 0.2%
    Globenet Communications Group, 13s, 2007 (Telecommunications)       $   100             $   100,875
-------------------------------------------------------------------------------------------------------
  Canada - 1.9%
    GT Group Telecom, Inc. 0s to 2005, 13.25 to 2010
      (Telecommunications)##                                            $   550             $   305,250
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)                      40                  26,400
    Russel Metals, Inc., 10s, 2009 (Metals and Minerals)                    255                 242,569
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007 (Telecommunications)                                   220                 152,900
    Worldwide Fiber, Inc., 12s, 2009 (Telecommunications)                   500                 472,500
                                                                                            -----------
                                                                                            $ 1,199,619
-------------------------------------------------------------------------------------------------------
  Germany - 0.6%
    Callahan Nordrhein Westfalen, 14s, 2010 (Telecommunications)##      $   360             $   360,000
-------------------------------------------------------------------------------------------------------
  Greece - 0.1%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                                $    60             $    48,000
-------------------------------------------------------------------------------------------------------
  Ireland - 0.7%
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007
      (Telecommunications)                                              $   500             $   472,500
-------------------------------------------------------------------------------------------------------
  Luxembourg - 0.8%
    Millicom International Cellular, 0s to 2001, 13.50s
      to 2006 (Telecommunications)                                      $   270             $   232,200
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)                                                  285                 289,987
                                                                                            -----------
                                                                                            $   522,187
-------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                              $   240             $   160,800
-------------------------------------------------------------------------------------------------------
  Netherlands - 3.8%
    Completel Europe N.V., 0s to 2004, 14s to 2009
      (Telecommunications)                                              $   300             $   144,000
    Hermes Europe Railtel BV, 10.375s, 2009 (Telecommunications)            350                 294,000
    Kappa Beheer BV, 10.625s, 2009 (Container, Forest and
      Paper Products)                                                       450                 456,750
    Tele Europe B.V., 13s, 2009 (Telecommunications)                        385                 390,775
    United Pan Europe, 10.875s, 2009 (Media)                                500                 425,000
    United Pan Europe Commerce, 11.25s, 2010 (Media)                        200                 178,000
    Versatel Telecom B.V., 13.25s, 2008 (Telecommunications)                535                 545,700
                                                                                            -----------
                                                                                            $ 2,434,225
-------------------------------------------------------------------------------------------------------
  Singapore - 0.1%
    Flextronics International Ltd., 9.875s, 2010
      (Business Services)##                                             $    70             $    70,175
-------------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Jazztel PLC, 13.25s, 2009 (Telecommunications)                    EUR   175             $   154,944
    Jazztel PLC, 14s, 2009 (Telecommunications)                         $   365                 335,800
                                                                                            -----------
                                                                                            $   490,744
-------------------------------------------------------------------------------------------------------
  United Kingdom - 4.0%
    British Telecom PLC, 11.875s, 2008 (Telecommunications)             $   200             $   235,394
    COLT Telecom Group PLC, 0s to 2001, 12s to 2006
      (Telecommunications)                                                  560                 492,800
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Media)                                                 10                   9,500
    Dolphin Telecom PLC, 0s to 2003, 11.50 to 2008
      (Telecommunications)                                                  475                 178,125
    Dolphin Telecom PLC, 0s to 2004, 14s to 2009
      (Telecommunications)                                                  150                  49,500
    Energis PLC, 9.75s, 2009 (Telecommunications)                           300                 294,000
    Global Tele-Systems Ltd., 10.875s, 2008 (Telecommunications)            200                 144,000
    Ono Finance PLC, 13s, 2009 (Media)                                      525                 498,750
    Telewest Communications PLC, 9.625s, 2006 (Media)                       125                 117,500
    Telewest PLC, 0s to 2000, 11s to 2007 (Media)                           125                 118,437
    Telewest PLC, 0s to 2004, 9.25s to 2009 (Media)                         425                 229,500
    Telewest PLC, 9.875s, 2010 (Media)##                                     65                  60,450
    Telewest PLC, 0s to 2005, 11.375s to 2010 (Media)##                     225                 120,375
                                                                                            -----------
                                                                                            $ 2,548,331
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 8,407,456
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $61,443,100)                                                  $56,337,407
-------------------------------------------------------------------------------------------------------

Stocks - 0.6%
-------------------------------------------------------------------------------------------------------
                                                                         SHARES
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.6%
  Netherlands - 0.6%
    Completel Europe N.V. (Telecommunications)*                          15,000             $   150,000
    Versatel Telecom International N.V., ADR (Telecommunications)*        4,587                 197,814
                                                                                            -----------
                                                                                            $   347,814
-------------------------------------------------------------------------------------------------------
  United Kingdom
    COLT Telecom Group PLC, ADR (Telecommunications)*                        28             $     3,798
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $   351,612
-------------------------------------------------------------------------------------------------------
U.S. Stocks
  Media
    Golden Books Family Entertainment, Inc.                               2,125             $     1,859
-------------------------------------------------------------------------------------------------------
  Telecommunications
    Viatel, Inc.*                                                         1,136             $    32,447
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $    34,306
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $17,849)                                                     $   385,918
-------------------------------------------------------------------------------------------------------

Preferred Stocks - 2.2%
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Renaissance Cosmetics, Inc., 14s#                                       150             $         0
-------------------------------------------------------------------------------------------------------
  Media - 1.4%
    CSC Holdings, Inc., 11.125s#                                          5,076             $   534,249
    Primedia, Inc., 10s                                                   1,500                 144,750
    Primedia, Inc., 8.625s                                                2,650                 227,900
                                                                                            -----------
                                                                                            $   906,899
-------------------------------------------------------------------------------------------------------
  Supermarkets
    Supermarkets General Holdings Corp., 14.125s*#                        1,500             $       158
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.8%
    Crown Castle International Corp.,12.75s#                                158             $   161,160
    Global Crossings Holdings Ltd., 10.5s#                                1,150                 112,987
    Rural Cellular Corp., 11.375s#                                          249                 234,060
                                                                                            -----------
                                                                                            $   508,207
-------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $1,500,982)                                        $ 1,415,264
-------------------------------------------------------------------------------------------------------

Warrants - 0.3%
-------------------------------------------------------------------------------------------------------
    Allegiance Telecommunications, Inc. (Telecommunications)*               200             $     3,400
    DTI Holdings, Inc. (Telecommunications)*                              1,250                      13
    Esat Holdings Ltd. (Telecommunications) *##                             500                 112,500
    Jazztel PLC (Telecommunications)*##                                     270                  26,618
    Loral Orion Network Systems, Inc. (Telecommunications)*                 100                     700
    Loral Orion Network Systems, Inc. (Telecommunications)*                 200                   3,400
    McCaw International Ltd. (Telecommunications)*##                        175                     350
    Motient Corp. (Telecommunications)*##                                   285                  11,400
    Ono Finance PLC (Media)*                                                525                  52,500
    Renaissance Cosmetics, Inc. (Consumer Goods and Services)*              129                       0
-------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $62,965)                                                   $   210,881
-------------------------------------------------------------------------------------------------------

Short-Term Obligation - 6.8%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00 at Amortized Cost               $ 4,267             $ 4,265,443
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $67,290,339)                                            $62,614,913

Other Assets, Less Liabilities - 1.0%                                                           615,235
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $63,230,148
-------------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ** Non-income producing security -- in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.
(+) Security valued by or at the direction of the Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than U.S. dollar. A list of abbreviations is shown below.

EUR = Euro
GBP = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $67,290,339)              $62,614,913
  Cash                                                                      533
  Receivable for series shares sold                                     183,582
  Interest receivable                                                 1,250,506
  Deferred organization expenses                                            130
  Other assets                                                              375
                                                                    -----------
      Total assets                                                  $64,050,039
                                                                    -----------
Liabilities:
  Net payable for forward foreign currency exchange contracts
    to sell                                                         $        44
  Payable for investments purchased                                     791,797
  Payable for series shares reacquired                                   26,491
  Payable to affiliates --
    Management fee                                                        1,299
    Reimbursement fee                                                       260
                                                                    -----------
      Total liabilities                                             $   819,891
                                                                    -----------
Net assets                                                          $63,230,148
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $67,002,219
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                     (4,675,456)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,816,631)
  Accumulated undistributed net investment income                     2,720,016
                                                                    -----------
      Total                                                         $63,230,148
                                                                    ===========
Shares of beneficial interest outstanding                            5,980,401
                                                                     =========

Initial Class shares:
  Net asset value per share
    (net assets of $63,229,947 / 5,980,382 shares of beneficial
    interest outstanding)                                              $10.57
                                                                       ======

Service Class shares:
  Net asset value per share
    (net assets of $201 / 19 shares of beneficial interest
    outstanding)                                                       $10.58
                                                                       ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $ 2,982,697
    Dividends                                                            24,964
                                                                    -----------
      Total investment income                                       $ 3,007,661
                                                                    -----------
  Expenses -
    Management fee                                                  $   213,816
    Trustees' compensation                                                1,700
    Shareholder servicing agent fee                                       9,974
    Administrative fee                                                    4,607
    Custodian fee                                                        10,960
    Printing                                                             15,181
    Postage                                                                   6
    Auditing fees                                                        21,050
    Amortization of organization expenses                                   916
    Miscellaneous                                                         4,359
                                                                    -----------
      Total expenses                                                $   282,569
    Fees paid indirectly                                                 (4,506)
    Reduction of expenses by investment adviser                          (2,763)
                                                                    -----------
      Net expenses                                                  $   275,300
                                                                    -----------
        Net investment income                                       $ 2,732,361
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $  (598,232)
    Foreign currency transactions                                        13,819
                                                                    -----------
      Net realized loss on investment and foreign currency
        transactions                                                $  (584,413)
                                                                    -----------
  Change in unrealized depreciation -
    Investments                                                      (1,937,224)
    Translation of assets and liabilities in foreign currencies          (2,553)
                                                                    -----------
      Net unrealized loss on investments and foreign currency
        translation                                                 $(1,939,777)
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $(2,524,190)
                                                                    -----------
          Increase in net assets from operations                    $   208,171
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                  YEAR ENDED
                                                                JUNE 30, 2000           DECEMBER 31, 1999
                                                                  (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                           $ 2,732,361                 $ 4,536,515
  Net realized loss on investments and foreign currency
    transactions                                                     (584,413)                   (933,914)
  Net unrealized loss on investments and foreign currency
    translation                                                    (1,939,777)                   (568,374)
                                                                  -----------                 -----------
    Increase in net assets from operations                        $   208,171                 $ 3,034,227
                                                                  -----------                 -----------
Distributions declared to shareholders from net investment
  income (Initial Class)                                          $(4,551,617)                $(3,290,275)
                                                                  -----------                 -----------
Net increase in net assets from series share transactions         $ 8,977,234                 $15,961,920
                                                                  -----------                 -----------
      Total increase in net assets                                $ 4,633,788                 $15,705,872
Net assets:
  At beginning of period                                           58,596,360                  42,890,488
                                                                  -----------                 -----------
  At end of period (including accumulated undistributed net
    investment income of $2,720,016 and $4,539,272,
    respectively)                                                 $63,230,148                 $58,596,360
                                                                  ===========                 ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                          SIX MONTHS ENDED       ----------------------------------------------------------       DECEMBER 31,
                             JUNE 30, 2000             1999            1998             1997           1996              1995*
                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                      INITIAL CLASS SHARES
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                            $11.49           $11.53          $12.34           $10.87         $10.29             $10.00
                                    ------           ------          ------           ------         ------             ------
Income from investment operations# -
  Net investment income(S)          $ 0.53           $ 1.03          $ 1.04           $ 0.95         $ 0.89             $ 0.34
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency             (0.50)           (0.28)          (1.02)            0.52           0.32               0.18
                                    ------           ------          ------           ------         ------             ------
    Total from investment
      operations                    $ 0.03           $ 0.75          $ 0.02           $ 1.47         $ 1.21             $ 0.52
                                    ------           ------          ------           ------         ------             ------
Less distributions declared to shareholders -
  From net investment income        $(0.95)          $(0.79)         $(0.62)          $  --          $(0.53)            $(0.23)
  From net realized gain on
    investments and foreign
    currency transactions              --               --            (0.21)             --           (0.10)               --
  In excess of net realized gain
     on investments and foreign
     currency transactions             --               --            (0.00)+++          --             --                 --
                                    ------           ------          ------           ------         ------             ------
  Total distributions declared
    to shareholders                 $(0.95)          $(0.79)         $(0.83)          $  --          $(0.63)            $(0.23)
                                    ------           ------          ------           ------         ------             ------
Net asset value - end of
  period                            $10.57           $11.49          $11.53           $12.34         $10.87             $10.29
                                    ======           ======          ======           ======         ======             ======
Total return                          0.25%++          6.44%          (0.18)%          13.52%         11.80%              5.25%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                          0.98%+           1.01%           1.03%            1.01%          1.01%              1.03%+
  Net investment income               9.56%+           8.95%           8.67%            8.17%          8.18%              8.17%+
Portfolio turnover                      42%              76%            146%             139%           135%                32%
Net assets at end of period
  (000 omitted)                    $63,230          $58,596         $42,890          $30,662        $12,994             $1,946

  (S) Subject to reimbursement by the series', the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1,
      2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income       $ 0.53           $ 1.03          $ 1.05           $ 0.93         $ 0.82             $ 0.20
        Ratios (to average net assets):
          Expenses##                  0.99%+           0.97%           0.96%            1.15%          1.62%              4.38%+
          Net investment income       9.55%+           8.99%           8.74%            8.03%          7.57%              4.82%+
    * For the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 1995.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

---------------------------------------------------------------------------
                                                               PERIOD ENDED
                                                             JUNE 30, 2000*
                                                                (UNAUDITED)
---------------------------------------------------------------------------
                                                       SERVICE CLASS SHARES
---------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.56
                                                                     ------

Income from investment operations# -
  Net investment income(S)                                           $ 0.21
  Net realized and unrealized loss on investments and foreign
    currency                                                          (0.19)
                                                                     ------
    Total from investment operations                                 $ 0.02
                                                                     ------
Net asset value - end of period                                      $10.58
                                                                     ======
Total return                                                           0.19%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           1.12%+
  Net investment income                                               11.59%+
Portfolio turnover                                                       42%
Net assets at end of period (000 omitted)                            $   -- +++

  (S) Subject to reimbursement by the series', the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

        Net investment income                                        $ 0.21
        Ratios (to average net assets):
          Expenses##                                                   1.13%+
          Net investment income                                       11.58%+
    * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
    + Annualized.
   ++ Not annualized.
  +++ Service Class net assets were less than $500.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS High Income Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 26 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividends and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The series uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the series, for federal income tax purposes, had a capital loss carryforward of $1,210,426 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2006, ($267,151) and December 31, 2007, ($943,275).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares that differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $48,808.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $27,223,645 and $22,551,000, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $67,290,339
                                                                    -----------
Gross unrealized depreciation                                       $(5,624,817)
Gross unrealized appreciation                                           949,391
                                                                    -----------
    Net unrealized depreciation                                     $(4,675,426)
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     SIX MONTHS ENDED JUNE 30, 2000        YEAR ENDED DECEMBER 31, 1999
                                     ------------------------------        ----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,264,590      $  25,157,171        4,012,796       $ 46,215,103
Shares issued to shareholders in
  reinvestment of distributions          431,842          4,551,612          285,119          3,290,270
Shares reacquired                     (1,815,594)       (20,731,749)      (2,918,323)       (33,543,453)
                                      ----------      -------------       ----------       ------------
    Net increase                         880,838      $   8,977,034        1,379,592       $ 15,961,920
                                      ==========      =============       ==========       ============

Service Class shares
                                        PERIOD ENDED JUNE 30, 2000*
                                      -----------------------------
                                          SHARES             AMOUNT
-------------------------------------------------------------------
Shares sold                                   19             $  200

* For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.

(6) Line of Credit
The series' and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2000, was $171. The series had no significant borrowings during the year.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
                                                                                                                            NET
                                                  CONTRACTS TO                                   CONTRACTS           UNREALIZED
                     SETTLEMENT DATE           DELIVER/RECEIVE        IN EXCHANGE FOR             AT VALUE         DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------------
Sales                       09/13/00  EUR              175,064            $   167,783          $   167,827            $    (44)

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 2000, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.1% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                                                            PAR
DESCRIPTION                                               DATE OF ACQUISITION            AMOUNT              COST             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Airplane Pass-Through Trust, 10.875s, 2019                          3/13/1996           $74,077           $74,077           $60,180

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                            VHI-3  8/00   18.6M